UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant

Filed by a Party other than the Registrant

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Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule §240.14a-12

MAJESCO ENTERTAINMENT COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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May 16, 2007

Dear Stockholder,

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Majesco Entertainment Company to be held at 9:30 a.m. (local time) on June 11, 2007 at Majesco’s offices located at 160 Raritan Center Parkway, Edison, New Jersey 08837.

The principal business of the meeting will be to (i) elect two Class II members to the Board of Directors, (ii) to approve a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the aggregate number of shares available for issuance under this plan, (iii) to ratify the appointment of Goldstein Golub Kessler LLP as our independent public accountants for the fiscal year ending October 31, 2007, and (iv) to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,
/s/ Jesse Sutton
Jesse Sutton Interim Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

MAJESCO ENTERTAINMENT COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held Monday, June 11, 2007

To the Stockholders of Majesco Entertainment Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Majesco Entertainment Company, a Delaware corporation, will be held at 9:30 a.m. (local time) on June 11, 2007 at Majesco’s offices located at 160 Raritan Center Parkway, Edison, New Jersey 08837, for the purpose of considering and taking action on the following proposals:

1.	To elect two Class II members to the Board of Directors.

2.	To approve a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the aggregate number of shares available for issuance under our plan from 6,142,857 shares to 7,642,857 shares.

3.	To ratify the appointment of Goldstein Golub Kessler LLP as our independent public accountants for the fiscal year ending October 31, 2007.

4.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages which are made part of this Notice.

WHO MAY VOTE:

You may vote if you were the record owner of Majesco stock at the close of business on April 30, 2007. The Board of Directors has fixed the close of business on April 30, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Adam Sultan Adam Sultan Secretary
May 16, 2007

MAJESCO ENTERTAINMENT COMPANY

160 Raritan Center Parkway
Edison, New Jersey 08837
(732) 225-8910

PROXY STATEMENT

FOR MAJESCO ENTERTAINMENT COMPANY
2007 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2007

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement in connection with the solicitation by the Board of Directors of Majesco Entertainment Company, a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 9:30 a.m. (local time) on June 11, 2007 at Majesco’s offices located at 160 Raritan Center Parkway, Edison, New Jersey 08837, and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

This proxy statement, the accompanying proxy and, though not part of this proxy statement, our 2006 Annual Report, which includes our financial statements for the fiscal year ended October 31, 2006, are being mailed on or about May 16, 2007 to all stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our 2006 Annual Report on Form 10-K, as amended, on the Internet through the SEC’s electronic data system called EDGAR at www.sec.gov or through the ‘‘Investor Info’’ section of our website at www.majescoentertainment.com.

Who Can Vote?

Only stockholders who owned Majesco common stock at the close of business on April 30, 2007 are entitled to vote at the annual meeting. On that record date, there were 23,831,054 shares of Majesco common stock outstanding and entitled to vote. Majesco common stock is our only class of voting stock.

You do not need to attend the meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of Majesco common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in ‘‘street name’’ (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does The Board Of Directors Recommend That I Vote On The Proposals?

The Board of Directors recommends that you vote as follows:

•	‘‘FOR’’ the election of our Board of Directors’ nominees for Class II directors set forth on the proxy card included in this proxy statement;

•	‘‘FOR’’ the approval of a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the aggregate number of shares available for issuance thereunder from 6,142,857 shares to 7,642,857 shares; and

•	‘‘FOR’’ ratification of the selection of Goldstein Golub Kessler LLP as our independent auditors for our fiscal year ending October 31, 2007.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before the Annual Meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

•	notifying Majesco’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under ‘‘How Do I Vote?’’ on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under

‘‘How Do I Vote?’’ If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under ‘‘How Do I Vote?,’’ the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 1, the election of the nominees to the Board of Directors, unless a contest for election of nominees to the Board of Directors has been commenced by the filing of a preliminary or definitive proxy statement by a party other than the Company prior the date the broker proposes to vote your unvoted shares, and for Proposal 3, the ratification of the independent auditors but does not have authority to vote for Proposal 2, the proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a ‘‘broker non-vote.’’

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Class II Directors	The affirmative vote of a plurality of the votes present or represented by proxy and entitled to vote at the Annual Meeting is required to elect nominees for director. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors, unless a contest for election of nominees to the Board of Directors has been commenced by the filing of a preliminary or definitive proxy statement by a party other than the Company prior the date the broker proposes to vote your unvoted shares. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the aggregate number of shares available for issuance thereunder from 6,142,857 shares to 7,642,857 shares	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal, therefore, any shares not voted by a customer will be treated as a broker non-vote, such broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratify Our Selection of Goldstein Golub Kessler LLP as our Independent Auditors for 2007	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of independent auditors. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the selection of Goldstein Golub Kessler LLP as our independent public accountants for the fiscal year ending October 31, 2007, our Audit Committee of our Board of Directors will reconsider its selection.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as ‘‘householding,’’ benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce your expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be ‘‘householded,’’ the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Stockholders who do not wish to participate in ‘‘householding’’ and would like to receive their own sets of our annual disclosure documents in future years should follow the instructions described below. Stockholders who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow these instructions:

•	Stockholders whose shares are registered in their own name should contact our transfer agent, American Stock Transfer & Trust Company, and inform them of their request by calling them at 1-800-937-5449 or writing them at 59 Maiden Lane, Plaza Level, New York, New York 10038.

•	Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon 23,863,196 shares of common stock outstanding as of May 15, 2007, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of (i) each current member of the Board of Directors, (ii) our former chief executive officer and certain other of our currently highly compensated officers, (iii) all of our directors and executive officers as a group, and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. Except as otherwise indicated, addresses are c/o Majesco Entertainment Company, 160 Raritan Center Parkway, Edison, New Jersey 08837.

Common Stock	Number of Shares Beneficially Owned		Voting Power
Directors and Officers
Jesse Sutton	2,245,679	(1)(2)(3)(4)	9.37
Morris Sutton	856,863	(4)(5)	3.59
John Gross	223,234	(6)	*
Gui Karyo	300,000	(7)	1.26
Jesse M. Sutton Foundation	217,142	(4)	*
Joseph Sutton	2,261,179	(2)(3)(4)(8)	9.44
Dick Wnuk	54,667	(9)	*
Laurence Aronson	64,066	(10)	*
Allan Grafman	4,166	(7)	*
Louis Lipschitz	75,177	(11)	*
Mark Stewart	7,953	(7)	*
Stephen Wilson	26,766	(12)	*
Current Executive Officers and Directors as a Group	6,065,083		25.06%
Five Percent Stockholders
Robert S. Ellin	3,062,971	(13)	12.84%
Adam Sutton	1,957,771	(3)(14)	8.20%
Royce & Associates, LLC	2,152,286	(15)	9.02%

*	Represents beneficial ownership of less than 1% of the shares of common stock.
(1)	Includes 170,213 shares of restricted stock and 30,000 shares of common stock underlying outstanding options but does not include options which have not vested and are not vesting within 60 days.
(2)	Includes 71,428 shares of common stock which may be acquired upon exercise of warrants to purchase shares of common stock.
(3)	Of the amount identified, 35,714 shares of common stock are subject to an escrow agreement.
(4)	Jesse Sutton, Joseph Sutton and Morris Sutton act as officers of the Jesse M. Sutton Foundation, and each has the power to vote and dispose of the shares held by the Foundation. Since the power to vote and dispose of the shares is shared among the three individuals, the number of shares disclosed under each of Jesse, Joseph and Morris Sutton does not include the number of shares held by the Foundation.
(5)	Of the amount identified, 805,363 shares are held pursuant to a voting agreement by which Morris Sutton has the power to vote the shares held in the name of his daughter, Sarah Sutton.
(6)	Includes 113,475 shares of restricted stock and 109,759 shares of common stock underlying outstanding options but does not include options which have not vested and are not vesting within 60 days.
(7)	Represents shares of restricted stock.

(8)	Includes 99,291 shares of restricted stock and 17,000 shares of common stock underlying outstanding options but does not include options which have not vested and are not vesting within 60 days.
(9)	Represents shares of common stock underlying outstanding options but does not include options which have not vested and are not vesting within 60 days. These options will expire on May 22, 2007 if unexercised.
(10)	Includes 11,931 shares of restricted stock and 14,655 shares of common stock underlying outstanding options but does not include options which have not vested and are not vesting within 60 days.
(11)	Includes 11,931 shares of restricted stock and 21,919 shares of common stock underlying outstanding options but does not include options which have not vested and are not vesting within 60 days.
(12)	Includes 9,942 shares of restricted stock.
(13)	Securities are owned directly by Trinad Capital Master Fund, Ltd. (the ‘‘Master Fund’’) which is a reporting person. These securities may be deemed to be beneficially owned by Trinad Management, LLC, the investment manager of the Master Fund and Trinad Capital LP, a controlling stockholder of the Master Fund; Trinad Advisors II LLC, the general partner of Trinad Capital LP; Robert S. Ellin, the managing director of, and portfolio manager for, Trinad Management, LLC and the managing director of Trinad Advisors II LLC and Jay A. Wolf a managing director of and portfolio manager for Trinad Management, LLC and a managing director of Trinad Advisors II LLC. The address is 2121 Avenue of the Stars, Suite 1650, Los Angeles, CA 90067.
(14)	Includes 1,200 shares of common stock underlying outstanding options but does not include options which have not vested and are not vesting within 60 days. Adam Sutton is an employee of the Company and is Morris Sutton’s son and the brother of Jesse and Joseph Sutton.
(15)	The address is 1414 Avenue of the Americas, New York, NY 10019.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Below is information about our current directors. We have a staggered board of directors comprised of three classes and each director serves until the annual meeting associated with their class. The Class I board members are Jesse Sutton and Louis Lipschitz who will serve until our annual meeting in 2009. The Class II board members are Laurence Aronson and Mark Stewart who are up for re-election at this year’s annual meeting, and if elected will serve until our annual meeting in 2010. The Class III board members are Stephen Wilson and Allan Grafman who will serve until our annual meeting in 2008. The independent directors of the Company are Laurence Aronson, Allan Grafman, Louis Lipschitz, Mark Stewart, and Stephen Wilson.

Class I

Name	Age	Position
Jesse Sutton	37	Interim Chief Executive Officer and Director
Louis Lipschitz	62	Director

Class II

Name	Age	Position
Laurence Aronson	50	Director
Mark Stewart	55	Director

Class III

Name	Age	Position
Allan Grafman	53	Director
Stephen Wilson	60	Director

JESSE SUTTON.    Mr. Sutton is currently our Interim Chief Executive Officer and has served in such capacity since August 23, 2006. Prior to that time he served as our President, other than from December 5, 2003 through August 24, 2004, when he served as our Chief Executive Officer. Mr. Sutton also serves as one of our directors and has done so since December 5, 2003. He resigned effective February 6, 2006 in order for our Board to continue to have a majority of independent directors and joined the Board of Directors again on August 23, 2006. Joseph Sutton, our Executive Vice President of Research and Development, is Jesse Sutton’s brother.

LOUIS LIPSCHITZ.    Mr. Lipschitz has served as one of our directors since April 20, 2004. From February 1, 1996 to March 2004, Mr. Lipschitz served as Executive Vice President and Chief Financial Officer of Toys ‘‘R’’ Us, Inc. He currently serves on the board of directors of Finlay Enterprises, Inc., Forward Industries, Inc., and New York & Company, Inc.

LAURENCE ARONSON.    Mr. Aronson has served as one of our directors since November 4, 2004. From 2003 to the present, Mr. Aronson has served as the President and Chief Executive Officer of Cartwheel LLC, a marketing services company. From 2000 to 2003, he was the President of North American Sales and Customer Marketing at Revlon. Prior to that he held senior leadership positions at Procter & Gamble and Warner Lambert/Adams USA.

Mark Stewart.    Mr. Stewart has served as one of our directors since January 17, 2007. Mr. Stewart previously served as Chief Executive Officer of Kodak Polychrome Graphics. Prior to that, he served as Chief Financial Officer for Qualex Inc., Liggett Group, Inc. and Simon & Schuster’s trade publishing group.

ALLAN GRAFMAN.    Mr. Grafman has served as one our directors since April 11, 2007. He is currently the President of All Media Ventures and has been an operating partner of Mercury Capital

Partners since 2005. Previously, Mr. Grafman served as President of Archie Comics Entertainment and Executive Vice President, Chief Financial Officer of Hallmark Entertainment. From 1983 to 1996, he served as Vice President at Tribune Entertainment.

STEPHEN WILSON.    Mr. Wilson has served as one of our directors since May 1, 2006. He is currently a partner with Camelot Equity Partners. From May 2001 to February 2006, Mr. Wilson was Executive Vice President, Chief Financial Officer and Chief Administrative officer at Footstar, Inc. He has also served as Executive Vice President and Chief Financial Officer of Bridge Information Systems, Reader’s Digest Association and RJR Nabisco. His additional prior experience includes senior management and financial positions at Cadbury Beverages North America and Pepsico Inc.

Committees of the Board of Directors and Meetings

Meeting Attendance.    The Board of Directors has a policy that directors make all reasonable efforts to attend our company’s annual stockholder meetings. Morris Sutton, Louis Lipschitz, Marc Mazur, Laurence Aronson, Keith Harrison, Steven Weinstein and Stephen Wilson attended last year’s annual stockholders’ meeting. In fiscal 2006, there were a total of 28 board meetings, nine of which were in-person and 19 of which were telephonic; all of the directors attended the meetings.

Audit Committee.    The Board of Directors has a standing Audit Committee, consisting of Messrs. Louis Lipschitz (Chair), Laurence Aronson, Mark Stewart, and Stephen Wilson. Prior to their resignations as directors on December 4, 2006, July 21, 2006, February 3, 2006, respectively, Messrs. Marc Mazur, Steven Weinstein, James Halpin and Mark Weisman also served on the Audit Committee during the fiscal year ended October 31, 2006. Our Audit Committee held 12 meetings during fiscal year 2006, 10 of which were in-person and two of which were telephonic. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Committee’s composition and meetings. The charter of the Audit Committee was included as Appendix A to our proxy statement filed on May 9, 2005 which is publicly available through the EDGAR system at www.sec.gov.

The Board of Directors has determined that each member of the audit committee is ‘‘independent,’’ as that term is defined by applicable Securities and Exchange Commission rules. In addition, the Board of Directors has determined that each member of the audit committee is ‘‘independent’’, as that term is defined in the NASDAQ Marketplace Rules.

The Board of Directors has determined that Messrs. Louis Lipschitz, Mark Stewart and Stephen Wilson are ‘‘financial experts’’ serving on its Audit Committee, and are independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Please see the biographical information for these individuals contained in the section above entitled, ‘‘The Board of Directors.’’

Nominating and Governance Committee.    The Board of Directors has a standing Nominating and Governance Committee. The Nominating and Governance Committee consists of Messrs. Stephen Wilson (Chair), Laurence Aronson, Allan Grafman, Louis Lipschitz, and Mark Stewart. Prior to their resignations as directors on December 4, 2006, July 21, 2006 and February 3, 2006, respectively, Messrs. Marc Mazur, Steven Weinstein and Mark Weisman also served on the Nominating and Governance Committee during the fiscal year ended October 31, 2006. The Committee may employ a variety of methods for identifying and evaluating nominees for director. All members of the Committee qualify as independent under the definition of the NASDAQ Marketplace Rules. The Nominating and Governance Committee held four meetings during fiscal year 2006. The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The charter of the Nominating and Governance Committee was attached as Exhibit A to our proxy statement filed on May 22, 2006 which is publicly available through the EDGAR system at www.sec.gov.

The Committee regularly assesses the size of the Board of Directors, the need for particular expertise on the Board, the upcoming election cycle of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. Candidates may be evaluated at regular or special meetings of the Committee, and may be considered at any point during the year.

As reflected in the charter of the Nominating and Governance Committee, factors considered by the Committee in the selection of director nominees are those it may deem appropriate, including judgment, character, high ethics and standards, integrity, skills, diversity, independence, experience with businesses and organizations of a comparable size to the Company, the interplay of the candidate’s experience with the experience of other Board of Directors members and the extent to which the candidate would be a desirable addition to the Board of Directors or any of its committees. In addition, in considering nominees for director, the Nominating and Governance Committee will review the qualifications of available candidates that are brought to the attention of the Committee by any member of the Board, stockholders and management or identified by the Committee through the use of search firms or otherwise.

The Nominating and Governance Committee does not set specific, minimum qualifications that nominees must meet in order for the Committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors. Members of the Nominating and Governance Committee discuss and evaluate possible candidates in detail prior to recommending them to the Board of Directors.

The Nominating and Governance Committee will consider candidates recommended by stockholders, when the nominations are properly submitted. The policy adopted by the Nominating and Governance Committee provides that nominees recommended by stockholders are given appropriate consideration and will be evaluated in the same manner as other nominees. The deadlines and procedures for stockholder submissions of director nominees are described below under ‘‘Stockholder Proposals and Director Nominations.’’ Following verification of the stockholder status of persons proposing candidates, the Committee makes an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Company’s Board before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a stockholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the Committee as part of its review. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed by the Committee, a potential candidate nominated by a stockholder is treated like any other potential candidate during the review process by the Committee.

Compensation Committee and Compensation Committee Interlocks and Insider Participation.    The Compensation Committee of the Board of Directors is composed entirely of directors who are not our current or former employees, each of who meets the applicable definition of ‘‘independent’’ in the current NASDAQ Marketplace Rules. None of the members of the Compensation Committee during fiscal 2006 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions, and (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of our Compensation Committee are Messrs. Laurence Aronson (Chair), Allan Grafman, Louis Lipschitz, Mark Stewart and Stephen Wilson. Prior to their resignations as directors on December 4, 2006, July 21, 2006 and February 3, 2006 respectively, Messrs. Marc Mazur, Steven Weinstein, James Halpin and Mark Weisman also served on the Compensation Committee during the fiscal year ended October 31, 2006. The Committee is responsible for establishing and administering our executive compensation policies. Our Compensation Committee held four meetings during fiscal year 2006.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by sending an email to InvestorRelations@majescoentertainment.com or by sending a letter to Majesco Entertainment Company’s Board of Directors, c/o the Office of the Secretary, 160 Raritan Center Parkway, Edison, New Jersey 08837. The Office of the Secretary will receive the correspondence and forward it to the Chairman of the Audit Committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to Majesco or its business, or is similarly inappropriate. The Office of the Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Compensation of Directors

Each non-employee director receives an annual cash retainer of $40,000, other than the Chair of the Audit Committee who receives $50,000. In addition, each non-employee director receives annual equity grants valued at $40,000, other than the Chair of the Nominating and Governance Committee who receives a grant valued at $50,000 and the Chairs of the Compensation and Audit Committees who receive equity grants valued at $60,000. The equity portion of the compensation is a mix of 2/3 restricted stock and 1/3 stock options. The restricted stock is awarded quarterly with the number of shares determined by dividing the applicable dollar amount by the fair market value of the Company’s common stock on the day prior to the grant date. The stock options are awarded annually with the number of shares determined using a Black Scholes formula.

Legal Proceedings

In July 2005, four purported class action complaints were filed against the Company and several current and former directors and officers of the Company in the United States District Court for the District of New Jersey. On September 12, 2005, a fifth purported class action complaint was filed in the same court on behalf of a class of individuals who purchased shares of our common stock in the Company’s January 26, 2005 offering of six million shares of common stock (‘‘Offering’’).

On October 11, 2005, the Court consolidated the five cases and appointed a Lead Plaintiff. On December 14, 2005, Lead Plaintiff filed an Amended Consolidated Complaint, which is now the operative Complaint. The Complaint names as defendants the Company, Carl Yankowski, Jan E. Chason, Jesse Sutton, Joseph Sutton, Morris Sutton, Laurence Aronson, F. Peter Cuneo, James Halpin, Louis Lipschitz, Marc Weisman, the financial institutions that served as the underwriters of the Offering (RBC Capital Markets Corporation, JMP Securities LLC, Harris Nesbitt & Corp., and Wedbush Morgan Securities Inc.), and the Company’s auditor, Goldstein Golub Kessler LLP.

The Complaint alleges that the Registration Statement and Prospectus filed with the SEC in connection with the Company’s Offering and certain of the Company’s press releases and other public filings contained material misstatements and omissions about the Company’s financial condition and prospects as well as its products. Lead Plaintiff asserts a claim under Section 11 of the Securities Act against all the defendants on behalf of investors who purchased in the Offering. It asserts a Section 12(a)(2) claim against the Company and the financial institutions who served as underwriters in connection with the Offering, and a Section 15 control person claim against defendants Carl Yankowski, Jan Chason, Jesse Sutton, Joseph Sutton, and Morris Sutton. Lead Plaintiff also asserts a claim under Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder against defendants Carl Yankowski, Jan Chason, Jesse Sutton, Joseph Sutton, Morris Sutton, and the Company and a claim under Section 20(a) of the Exchange Act against defendants Carl Yankowski, Jan Chason, Jesse Sutton, Joseph Sutton and Morris Sutton. The Complaint seeks damages in an unspecified amount. The proposed class period for the Exchange Act claims is December 8, 2004 through September 12, 2005.

On October 10, 2006, Trinad Capital Master Fund, Ltd., a shareholder of our common stock, filed a complaint against the Company and several current and former directors and officers of the Company in the United States District Court for the District of New Jersey. The current or former officers and directors named as defendants in the complaint are Morris Sutton, Jesse Sutton, Joseph Sutton and Carl Yankowski. The complaint also named the Company’s outside auditors, Goldstein Golub Kessler LLP, as a defendant. Goldstein Golub Kessler LLP has since been voluntarily dismissed without prejudice. The allegations in the complaint are similar to those in the Amended Consolidated Complaint filed in the In re: Majesco Securities Litigation putative class action discussed above. The complaint alleges three causes of action: (1) a claim under Section 10(b) of the Exchange Act (and Rule 10b-5 promulgated thereunder) against all the named defendants; (2) a claim under Section 20(a) of the Exchange Act against Morris Sutton, Jesse Sutton and Joseph Sutton; and (3) a common law fraud claim against Morris Sutton, Jesse Sutton, Joseph Sutton and Carl Yankowski. Trinad seeks compensatory damages of no less than $10 million. This amount is sought with respect to each claim. In connection with the fraud claim, Trinad also seeks $10 million in punitive damages.

On November 2, 2006, Trinad Capital Master Fund, Ltd., filed a complaint, purportedly on behalf of the Company, against certain current or former directors of the Company in the United States District Court for the District of New Jersey. The individuals named as defendants in the complaint are Morris Sutton, Jesse Sutton, Joseph Sutton, Louis Lipschitz and Laurence Aronson. The complaint also names the Company as a nominal defendant. The complaint alleges that, from late 2004 through the filing date, defendants breached their fiduciary duties which caused damage to the Company. The complaint does not specify the amount of damages sought.

We are party to other routine claims and suits brought by us and against us in the ordinary course of business, including disputes arising over contractual claims and collection matters. In the opinion of management, after consultation with legal counsel, the outcome of such routine claims will not have a material adverse effect on our business, financial condition, and results of operations or liquidity. In addition, the costs and other effects of pending or future litigation, governmental investigations, legal and administrative cases and proceedings (whether civil or criminal), settlements, judgments and investigations, claims and changes in those matters (including those matters described above), and developments or assertions by or against the Company relating to intellectual property rights and intellectual property licenses, could have a material adverse effect on the Company’s business, financial condition, and results of operations or liquidity.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. We currently have employment agreements with John Gross, our Executive Vice President and Chief Financial Officer and Gui Karyo, our Executive Vice President, Operations. All executives are at-will employees.

Name	Age	Position
Jesse Sutton	37	Interim Chief Executive Officer
John Gross	56	Executive Vice President and Chief Financial Officer
Gui Karyo	33	Executive Vice President, Operations
Joseph Sutton	33	Executive Vice President of Research and Development

JESSE SUTTON.    See ‘‘Management and Corporate Governance’’ starting on page 7.

JOHN GROSS.    Mr. Gross has served as our Executive Vice President and Chief Financial Officer since July 12, 2005. From December 2000 through June 2005, Mr. Gross served as Vice President, Corporate Development, for FactSet Research Systems Inc. Prior to such time, Mr. Gross served as Chief Financial Officer of Rare Medium and FactSet and held senior financial positions at PepsiCo, Reader’s Digest and Cadbury Schweppes.

GUI KARYO.    Mr. Karyo has served as our Executive Vice President, Operations since January 31, 2007. From August 2000 to September 2004, Mr. Karyo worked at Marvel Entertainment, Inc., most recently serving as Marvel’s President of Publishing, Executive Vice President of Operations and Chief Information Officer. Prior to Marvel, Mr. Karyo served as Chief Technology and Chief Operating Officer for Lyrrus, Inc., a technology start-up that produced electronic hardware and software products for computer-based music education. From September 2004 to January 2007, Mr. Karyo acted as a freelance consultant for various companies in the digital media, technology and entertainment industries.

JOSEPH SUTTON.    Mr. Sutton is currently our Executive Vice President of Research and Development and has served in such capacity since December 2003. Mr. Sutton also served as one of our directors from December 5, 2003 through February 6, 2006. Joseph Sutton is Jesse Sutton’s brother.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation received by (i) our current Interim Chief Executive Officer, (ii) our former Interim Chief Executive Officer, and (iii) each of the most highly compensated executive officers who were employed by us at the end of the fiscal year ended October 31, 2006 and a former executive for whom disclosure would have been provided but for the fact that he resigned from the Company prior to the end of the fiscal year ended October 31, 2006, for services rendered to us in all capacities during the three prior fiscal years ended October 31, 2006, and who earned in excess of $100,000 for services rendered to us during the fiscal year ended October 31, 2006.

Summary Compensation Table

	Annual Compensation						Long-Term Compensation
							Awards			Payouts
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)	Restricted Stock Award(s) ($)		Securities Underlying Options/SARS ($)	LTIP Payouts ($)	All Other Compensation
Jesse Sutton, Interim Chief Executive Officer (1)	2006	300,040		—		—	240,000		—	—	—
	2005	288,496		266,700	(2)	—	—		90,000	—	—
	2004	274,500		—		—	—			—	—
Morris Sutton, former Interim Chief Executive Officer	2006	271,159	(3)	—		—	230,381	(4)	—	—	—
	2005	363,473		225,000	(2)	—	—		132,000	—	—
	2004	450,000		—		—	—		—	—	—
John Gross, Chief Financial Officer	2006	250,000		62,500		—	160,000			—	—
	2005	81,736	(5)	62,500		—	—		221,000	—	—
	2004	—		—		—	—		—	—	—
Joseph Sutton, Executive Vice President of Research and Development	2006	250,016		—		—	140,000		—	—	—
	2005	246,168		112,500	(2)	—	—		51,000	—	—
	2004	274,500		—		—	—		—	—	—
Dick Wnuk, Executive Vice President, Global Publishing (6)	2006	201,936		—		—	—		100,000	—	—
	2005	113,469		45,000		—	—		124,000	—	—
	2004	—		—		—	—		—	—	—

(1)	Effective August 23, 2006, Jesse Sutton replaced Morris Sutton as the Company’s Interim Chief Executive Officer.
(2)	Represents bonus for performance in the Company’s fiscal 2004 that was paid in fiscal 2005.
(3)	Mr. Sutton’s salary was reduced in connection with his appointment as Interim Chief Executive Officer on February 3, 2006.
(4)	In connection with his resignation and becoming a consultant to the Company on February 27, 2007, Mr. Sutton forfeited these shares.
(5)	John Gross joined the Company effective June 27, 2005.
(6)	Dick Wnuk resigned from the Company on August 11, 2006, and on August 18, 2006 entered into a consulting arrangement with the Company. Mr. Wnuk exercised 33,334 of his options on February 13, 2007 and the remainder expired on February 21, 2007 or, if unexercised, will expire May 22, 2007.

Option Grants in Last Fiscal Year

The following table shows grants of stock options that we made during the year ended October 31, 2006 to each of the executive officers named in the Summary Compensation Table above.

Name	Number of Securities Underlying Options/SARS Granted	Percent of Total Options/SARS Granted to Employees in Fiscal Year ended October 31, 2006	Exercise or Base ($/Share)	Expiration Date	Grant Date Present Value
Morris Sutton	—	—	—	—	—
Jesse Sutton	—	—	—	—	—
John Gross	—	—	—	—	—
Joseph Sutton	—	—	—	—	—
Dick Wnuk (1)	100,000	87%	1.46	11/20/2012	$104,910

(1)	Dick Wnuk resigned on August 11, 2006 and on August 18, 2006 entered into a consulting arrangement with the Company. Of the total amount reflected above, Mr. Wnuk exercised 33,334 of his options on February 13, 2007 and the remainder expired on February 21, 2007.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows certain information with respect to options held as of October 31, 2006 by each of the executive officers named in the Summary Compensation Table above. None of such individuals exercised any options during the Company’s fiscal year ended October 31, 2006.

Name	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable		Value of Unexercised In-The-Money-Options at Fiscal Year End ($)
Morris Sutton	44,000	88,000	—	—
Jesse Sutton	30,000	60,000	—	—
John Gross	40,334	180,666	—	—
Joseph Sutton	17,000	34,000	—	—
Dick Wnuk	41,334	182,666	—	—

Equity Compensation Plan Information (as of October 31, 2006)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,527,494	$6.19	3,208,006
Equity compensation plans not approved by security holders (1)	157,142	$1.99	—
Total	1,684,636	$5.80	3,208,006

(1)	Represents warrants to purchase 7,142 shares of common stock at purchase price per share of $11.30 granted to a consultant on February 22, 2006, which expire on February 21, 2008, and warrants to purchase 150,000 shares of common stock at a purchase price per share of $1.55 granted to a consultant on June 14, 2006, which expire on May 31, 2013.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

We currently have employment agreements with John Gross, our executive Vice President and Chief Financial Officer and Gui Karyo, our Executive Vice President, Operations.

Mr. Gross’s employment agreement provides for an annual base salary of $250,000. Mr. Gross is eligible to receive a discretionary bonus of up to 50% of his base salary, if so determined by the Company in accordance with the terms of the agreement, which for each of fiscal year 2005 and 2006 could not be less than $62,500. In addition, Mr. Gross was granted, pursuant to our 2004 Employee, Director and Consultant Incentive Plan, options to purchase a total of 100,000 shares of our common stock, at an exercise price of $7.23, which options vest and become exercisable as to 1/36th of such grant amount each month commencing as of July 1, 2005, subject to Mr. Gross’s continuous service with the Company. If the Company terminates Mr. Gross’s employment without cause or the agreement is terminated by Mr. Gross for good reason, he will receive severance benefits from the Company, including, among other benefits and severance payments, continued payment of his then base salary for a period of 12 months on a regular payroll basis, a lump sum payment in the amount of his annual target bonus, and for any such termination occurring within 90 days after an annual bonus period, a percentage of the annual bonus, provided an annual bonus would have otherwise been awarded. In addition, in the event that his employment is terminated without cause, or due to his resignation for good reason, and such event occurs within twelve 12 months following a change of control of the Company, then he shall be entitled to receive the severance payment mentioned above in a single lump sum in lieu of the payroll basis described above. Mr. Gross shall also be eligible to receive a 280G ‘‘Gross-Up’’ payment to the extent any payment to him is characterized as a ‘‘parachute payment’’ within the meaning of the Code. The agreement contains customary confidentiality, non-competition, non-solicitation, and indemnification terms and is terminable at-will by either party, subject to the conditions set forth above.

Mr. Karyo’s employment agreement provides for an annual base salary of $250,000. Mr. Karyo is eligible to receive an annual cash bonus of up to 50% of his base salary at the discretion of the Board and based on meeting certain corporate and personal goals. Under the agreement, Mr. Karyo was awarded 300,000 shares of restricted stock, which restrictions lapse as to 100,000 share increments on each of January 31, 2008, January 31, 2009 and January 31, 2010. In the event that Mr. Karyo’s employment is terminated without cause, or due to disability or resignation for good reason, the Company shall continue to pay Mr. Karyo’s base salary then in effect for a period of 12 months on a regular payroll basis. In addition, in the event that his employment is terminated without cause, or due to his resignation for good reason, and such event occurs within twelve 12 months following a change of control of the Company, then he shall be entitled to receive the severance payment mentioned above in a single lump sum in lieu of the payroll basis described above. In the event of a termination without cause, or resignation for good reason, all restrictions on the restricted stock shall lapse as of the date of termination. The agreement contains customary confidentiality, non-competition, non-solicitation, and indemnification terms and is terminable at-will by either party, subject to the conditions set forth above.

Performance Graph: Comparison of Cumulative Total Return

The following graph compares the yearly percentage change in our cumulative total stockholder return on our common stock during a period commencing on December 5, 2003 and ending on October 31, 2006 (as measured by dividing (A) the difference between our share price at the end and the beginning of the measurement period by (B) the share price at the beginning of the measurement period) with the cumulative total return of the S&P 500 Index and our peer group (1) during such period. It should be noted that we have not paid any dividends on our common stock, and no dividends are included in the representation of our performance. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not ‘‘soliciting material,’’ is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the

Standard & Poor’s Institutional Market Services, a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

(1)	Our ‘‘peer group’’ consists of the following: Activision Inc., Electronic Arts Inc., Midway Games Inc., Take-Two Interactive Software and THQ Inc.

	December 2003	October 2006
Majesco Entertainment Company (Nasdaq Capital Market: COOL)	100	16.87
S&P 500 Index	100	136.76
Peer Group	100	139.09

REPORT OF COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

Overview

Our Compensation Committee is responsible for establishing and administering our executive compensation policies. This report addresses the compensation policies for the fiscal year ended October 31, 2006 as they affected Morris Sutton, in his capacity as our Interim Chief Executive Officer from his appointment on February 3, 2006 until his resignation from the position on August 23, 2006, and Jesse Sutton, in his capacity as Interim Chief Executive Officer, effective August 23, 2006, and our other executive officers. The current members of the committee are Messrs. Laurence Aronson (Chair), Allan Grafman, Louis Lipschitz, Mark Stewart, and Stephen Wilson. During the fiscal year 2006 prior to their resignations as directors on December 4, 2006, July 21, 2006, and February 3, 2006, respectively, Messrs. Marc Mazur, Steven Weinstein, James Halpin and Mark Weisman were also members of the Compensation Committee.

General Compensation Policy

The objectives of our executive compensation program are to:

•	provide a competitive compensation package that will attract and retain superior talent and reward performance;

•	support the achievement of our desired performance; and

•	align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of common stock, thereby encouraging the achievement of superior results over an extended period.

Executive Officer Compensation Program

The Company’s executive officer compensation program is comprised of: (i) base salary, which is set on an annual basis; (ii) discretionary incentive bonuses, which are based on the achievement of objectives and our performance; and (iii) discretionary incentive compensation in the form of equity incentive grants, with the objective of aligning the executive officers’ long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period.

The Compensation Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compared with companies who compete with us to attract and retain employees.

Base Salary

Base salaries are set competitively relative to companies in the digital entertainment industry and other comparable companies. In determining salaries, the Compensation Committee also takes into consideration individual levels of experience and performance. The Compensation Committee seeks to compare the salaries paid by companies similar in size and industry to us. Within this comparison group, we seek to make comparisons to executives at a comparable level of experience, who have a comparable level of responsibility and expected level of contribution to our performance. In setting base salaries, the Compensation Committee also takes into account the level of competition among digital entertainment companies to attract talented personnel.

Incentive Bonuses

Incentive bonuses are based on two goals: (i) the Company’s performance, and (ii) a particular officer’s areas of responsibility. The Compensation Committee determines the potential amount of each executive’s bonus based on a subjective assessment by the Compensation Committee of the officer’s progress toward achieving established goals. In some cases, the potential amount of an officer’s bonus is pursuant to the terms of an employment agreement. In each case, however, bonuses are subject to the Company meeting certain pre-established performance goals. For 2006, other than in accordance with contractual obligations, no executive officer received an incentive bonus.

Long-term Incentive Compensation

Long-term incentive compensation, in the form of stock options and restricted stock grants, allows the executive officers to share in any appreciation in the value of our common stock. The Compensation Committee believes that equity participation aligns executive officers’ interests with those of the stockholders. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level calculated to be competitive within the digital entertainment industry as well as a broader group of companies of comparable size. In determining the amount of each grant, the Compensation Committee takes into account the number of shares held by the executive prior to the grant as well as our performance and that of the individual executive in his area of responsibility.

Chief Executive Officer Compensation

On February 3, 2006, Morris Sutton was appointed as the Company’s Interim Chief Executive Officer. His salary was reduced in connection with this appointment in order to move to a more performance based compensation package. Mr. Sutton resigned from the position on August 23, 2006, and Jesse Sutton became the Company’s Interim Chief Executive Officer. Jesse Sutton’s compensation did not change in connection with this appointment, and he continued to receive the same compensation as in his prior position as the Company’s President. Jesse Sutton does not have a written employment agreement with the Company. His employment is at will, and his compensation is set by a verbal agreement with the Company. He is eligible to receive an annual cash bonus based on his personal performance, as evaluated by the Board of Directors, and the performance of the Company. He does not have any severance arrangements with the Company. He is entitled to all standard employment benefits offered to Company employees.

Tax Considerations

The Compensation Committee’s compensation strategy is to be cost and tax effective. Therefore, the Compensation Committee’s policy is to preserve corporate tax deductions, while maintaining the flexibility to approve compensation arrangements that it deems to be in the best interests of the Company and its stockholders, even if such arrangements do not always qualify for full tax deductibility.

THE COMPENSATION COMMITTEE:
Laurence Aronson (Chair) Allan Grafman Louis Lipschitz Mark Stewart Stephen Wilson

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Messrs. Louis Lipschitz (Chair), Laurence Aronson, Mark Stewart, and Stephen Wilson. During the fiscal year 2006 prior to their resignations as directors on December 4, 2006, July 21, 2006, and February 3, 2006, respectively, Messrs. Marc Mazur, Steven Weinstein, James Halpin and Mark Weisman were also members of the Audit Committee.

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and the Rules of the NASDAQ Stock Market, has furnished the following report:

The Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, its compliance with legal and regulatory requirements and the quality of its external audit processes. The role and responsibilities of the Committee are set forth in a written charter adopted by the Board. The Committee is responsible for selecting, compensating and retaining our independent auditors, approving the services they will perform, and reviewing the performance of the independent auditors. The Committee reviews with management and the independent auditors our annual financial statements on Forms 10-K and our quarterly financial statements on Forms 10-Q. The Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2006, the Audit Committee took the following actions:

•	reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2006 with management and Goldstein Golub Kessler LLP, our independent auditors;

•	discussed with Goldstein Golub Kessler LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

•	received written disclosures and the letter from Goldstein Golub Kessler LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Committee further discussed with Goldstein Golub Kessler LLP their independence. The Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Goldstein Golub Kessler LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2006 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:
Louis Lipschitz (Chair) Laurence Aronson Mark Stewart Stephen Wilson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal year 2006, all filing requirements applicable to our current officers, directors and greater than 10 percent beneficial owners were complied with, except that reports of ownership were inadvertently filed late by Messrs. Robert Ellin (late Form 3 and seven late Forms 4 reporting 42 transactions), Keith Harrison (late Form 4 reporting one transaction), Stephen Wilson (late Form 4 reporting one transaction), Louis Lipschitz (late Form 4 reporting one transaction) and Laurence Aronson (late Form 4 reporting one transaction).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We receive printing and packaging services from a business of which the brother of Morris Sutton, the Company’s former Chairman Emeritus, and uncle of Jesse Sutton, the Company’s interim Chief Executive Officer, is a principal. In fiscal 2006, we received services from this company for which we were billed approximately $1.5 million. Such charges are, to our knowledge, on terms no less favorable to what the Company could receive from providers of similar services. Morris Sutton resigned from the Company on February 27, 2007, becoming a consultant.

ELECTION OF DIRECTORS

(Notice Item 1)

On April 11, 2007, the Board of Directors nominated Laurence Aronson and Mark Stewart for election as Class II directors at the Annual Meeting. All nominees identified below are expected to serve if elected, and each of them has consented to being named in this proxy statement and to serve if elected. All the nominees are currently directors of the Company.

Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

The affirmative vote of a plurality of the votes present or represented by proxy and entitled to vote at the annual meeting is required to elect our nominees for Class II directors. Our Restated Certificate of Incorporation and Restated Bylaws currently provide for a classified Board of Directors. All nominees will be Class II Directors and will have a term that expires at the annual meeting in 2010.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF LAURENCE ARONSON AND MARK STEWART AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

AMENDMENT OF OUR AMENDED AND RESTATED 2004 EMPLOYEE,
DIRECTOR AND CONSULTANT INCENTIVE PLAN

(Notice Item 2)

General

Our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan (the ‘‘Plan’’) was approved by our Board of Directors and stockholders in 2005. We are asking you to approve an amendment to increase the number of shares of our common stock available for issuance of awards under the Plan by 1,500,000 shares. If our stockholders approve the Plan, the maximum number of shares that may be issued under the Plan would be increased from 6,142,857 shares to 7,642,857 shares. As of April 30, 2007, there were 1,494,160 shares subject to issuance upon exercise of outstanding options, at a weighted average exercise price of $6.19, and with a weighted average remaining life of 5 years.  In addition, there were 1,039,045 shares of restricted stock that remained unvested. As of April 30, 2007, there were 2,728,644 shares available for future issuance under the Plan.

On May 10, 2007, the Compensation Committee approved the 2007 Incentive Bonus Program under which, subject to the achievement by the Company of certain financial and operation goals, our executive officers and other employees may earn bonus awards payable in common stock of the Company. We anticipate that any such bonuses shall be made pursuant to the terms of the Plan and shall reduce the shares available for future awards under the Plan.

The Plan is being submitted to our stockholders for approval at the meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the ‘‘Code’’), and (ii) as required by the NASDAQ Marketplace rules. Our Board of Directors believes that the approval of the proposed amendment to our Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants and to give us the flexibility we need to make various types of grants in light of the recent changes in tax and accounting rules relating to equity-based compensation.

Material Features of our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan

The following paragraphs provide a summary of the principal features of our Plan and its operation. The following summary is qualified in its entirety by reference to our Plan as set forth in Appendix A.

The purpose of our Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.

The Plan provides for the grant of incentive stock options to our employees and cash awards, non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards to employees, directors and consultants (currently approximately 70 people). In addition, each share issued under awards other than options or stock appreciation rights shall count against the number of total shares available under the Plan as 1.3 shares, and each share issued as options or stock appreciation rights shall count against the total shares available under the Plan as one share. If an option ceases to be ‘‘outstanding’’, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any shares issued pursuant to a stock award or other stock-based award, or if any award expires or is forfeited, cancelled, or otherwise terminated or results in any shares not being issued, the unissued shares which were subject to such award shall again be available for issuance from time to time pursuant to the Plan.

In accordance with the terms of our Plan, our Board has authorized our Compensation Committee to administer the Plan. The Compensation Committee may delegate part of its authority and powers under our Plan to one or more of our directors and/or officers, but only the

Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the Plan, our Compensation Committee determines the terms of options and other awards, including:

•	the determination of which employees, directors and consultants will be granted options and other awards;

•	the number of shares subject to options and other awards;

•	the exercise price of each option which may not be less than fair market value on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

The maximum term of options granted under our Plan is seven years. Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited. No participant may receive awards for more than 1,000,000 shares of common stock in any fiscal year or a cash award in excess of $2,000,000 in any calendar year. Our Plan does not provide for the repricing of stock options or other awards.

The vesting of certain awards granted to employees who are ‘‘Covered Employees’’ (as defined in Section 162(m) of the Internal Revenue Code of 1986) may be based on the attainment of Performance Goals (as defined in the Plan) pre-established by the Compensation Committee. Section 162(m) precludes us from taking a deduction for compensation in excess of $1 million paid to our named executive officers. Certain qualified performance-based compensation is excluded from this limitation. If the conditions of the Plan and Section 162(m) of the Code are met, the vesting of certain awards will be excluded from the Section 162(m) limitation because it will qualify as performance-based compensation.

Performance goals are based on one or more of the following business criteria: earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, and economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Performance goals may be based (as the Compensation Committee deems appropriate) on (a) company-wide performance, (b) performance of a subsidiary, division, region, department, other operational unit of the company, (c) individual performance (if applicable), or (d) any combination of the foregoing. Performance goals may be set in any manner determined by the Compensation Committee, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant, provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that all or any outstanding options shall become exercisable in full immediately prior to such event; and

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the NASDAQ Marketplace rules, in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, or for any other reason, is subject to obtaining such stockholder approval. Our Plan will expire on February 13, 2014.

Federal Income Tax Considerations

The following is a brief summary of the material federal income tax consequences of the issuance and exercise of stock options and stock grants under our Plan based on the current provisions of the Code and regulations. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation:

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the ‘‘ISO holding period’’). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in ‘‘alternative minimum taxable income.’’ Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

On May 15, 2007, the closing market price per share of our common stock on the NASDAQ Capital Market was $1.54.

For these reasons, the Board of Directors has recommended amending our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR AN AMENDMENT TO OUR AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER OUR PLAN FROM 6,142,857 SHARES TO 7,642,857 SHARES.

RATIFICATION OF APPOINTMENT
OF INDEPENDENT PUBLIC ACCOUNTANTS

(Notice Item 3)

The Audit Committee has appointed Goldstein Golub Kessler LLP, independent public accountants, to audit our financial statements for the fiscal year ending October 31, 2007. The Board proposes that the stockholders ratify this appointment. We expect that representatives of Goldstein Golub Kessler LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Through September 30, 2005, Goldstein Golub Kessler LLP had a continuing relationship with American Express Tax and Business Services Inc. from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provided non-audit services. Subsequent to September 30, 2005 this relationship ceased and Goldstein Golub Kessler LLP established a similar relationship with RSM McGladrey, Inc. Goldstein Golub Kessler LLP has no full time employees, and, therefore, none of the audit services performed were provided by permanent, full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff and is exclusively responsible for the opinion rendered in connection with its examination.

The following table sets forth the fees billed by our independent accountants for each of our last two fiscal years for the categories of services indicated.

Category	Fiscal Year 2006	% of Total	Fiscal Year 2005	% of Total
Audit fees (1)	$231,254	81.16%	$973,161	93.57%
Audit-related fees (2)	—	—	$41,865	4.03%
Tax fees (3)	$54,065	18.94%	$25,000	2.40%
All other fees	—	—	—	—
Total Fees	$285,319	100%	$1,040,026	100%

(1)	Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements
(2)	Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in ‘‘audit fees’’ in this table. The services provided by our accountants within this category consisted of advice relating to SEC matters and employee benefit matters.
(3)	Consists of professional services rendered by a company aligned with our principal accountant for tax compliance and tax advice.

Audit Committee Pre-Approval Policy

In addition to retaining Goldstein Golub Kessler LLP to audit our consolidated financial statements for the years ended October 31, 2006 and 2005, we retained Goldstein Golub Kessler to provide other auditing and advisory services to us in our 2006 and 2005 fiscal years. We understand the need for Goldstein Golub Kessler to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of Goldstein Golub Kessler, our Audit Committee has restricted the non-audit services that Goldstein Golub Kessler and its aligned company may provide to us primarily to tax services.

The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by Goldstein Golub Kessler.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics that applies to all employees, including our principal executive officer and principal financial and accounting officer, and directors. The code can be found on our website at http://www.majescoentertainment.com. We will provide, without charge, a copy of our Corporate Code of Conduct and Ethics upon request to: Investor Relations, Majesco Entertainment Company, 160 Raritan Center Parkway, Edison, New Jersey 08837.

SOLICITATION OF PROXIES

Cost and Method

We will pay all of the costs of soliciting these proxies. The Company has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a service fee and the reimbursement of customary disbursements that are estimated not to exceed $15,000 in the aggregate. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Participants in the Proxy Solicitation

Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of proxies in connection with the Annual Meeting. Please refer to the sections of this proxy statement entitled ‘‘Security Ownership of Certain Beneficial Owners and Management,’’ and ‘‘Management and Corporate Governance — The Board of Directors’’ for information about our directors who may be deemed participants in the solicitation. Except as described in this proxy statement, there are no agreements or understandings between us and any of our directors or executive officers relating to their employment with us or any future transactions.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the company’s proxy statement and for consideration at the 2008 Annual Meeting of Stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next Annual Meeting, stockholder proposals must be received by the company no later than January 17, 2008 and must otherwise comply with the requirements of Rule 14a-8.

In addition, the Company’s by-laws have an advance notice procedure with regard to nominations for the election of directors and business proposals to be brought before an annual meeting of stockholders by any stockholder. In general, any stockholder may nominate one or more persons for election as directors or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of such nomination or nominations or business proposal, setting forth certain specified information relating to such stockholder and his or her nominations or business proposal. To be timely, notice must be received by the Company’s Secretary not less than 45 (but not more than 75) days prior to the first anniversary of the date on which the company first mailed its proxy materials for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.

Stockholder proposals or notices of intent to nominate candidates for election as directors should be submitted to Majesco Entertainment Company, Attention: Secretary, at 160 Raritan Center Parkway, Edison, New Jersey 08837.

Edison, New Jersey

May 16, 2007

Our Annual Report on Form 10-K for the fiscal year ended October 31, 2006, as amended on February 28, 2007, and (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about Majesco, is available to beneficial owners of our common stock without charge upon written request to Investor Relations, Majesco Entertainment Company, 160 Raritan Center Parkway, Edison, New Jersey 08837. The information is also publicly available through the EDGAR system at www.sec.gov and is available on our website at www.majescoentertainment.com in the ‘‘Investor Info’’ section.

.

APPENDIX A — AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN

MAJESCO ENTERTAINMENT COMPANY

AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN
(as amended on June     , 2007)

This Amended and Restated 2004 Employee, Director and Consultant Incentive Plan amends and restates in its entirety the Majesco Holdings Inc. 2004 Employee, Director and Consultant Stock Plan.

1.    DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Majesco Entertainment Company Amended and Restated 2004 Employee, Director and Consultant Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cash Award shall mean an award of cash granted pursuant to the Plan.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee meansthe committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.001 par value per share.

Company means Majesco Entertainment Company, a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Cash Awards or Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1)    If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(2)    If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3)    If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an	option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Cash Awards and/or Stock Rights are granted under the Plan. As used herein, ‘‘Participant’’ shall include ‘‘Participant’s Survivors’’ where the context requires.

Performance Goal means the goal or goals, if any, established by the Administrator based on one or more of the following business criteria that are to be achieved during a Performance Cycle determined by the Administrator: Earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, and economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Performance Goals may be based (as the Administrator deems appropriate) on (a) Company-wide performance, (b) performance of a subsidiary, division, region, department, function, plant, facility or other operational unit of the Company, (c) individual performance (if applicable), or (d) any combination of the foregoing. Performance Goals may be set in any manner determined by the Administrator, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria. When the Administrator sets Performance Goals that are intended for ‘‘performance-based compensation’’ within the meaning of Section 162(m) of the Code, the Administrator shall establish the general objective rules that the Administrator will use to determine the extent, if any, that such Performance Goals have been met. In establishing the objective rules, the Administrator may take into account any extraordinary or one-time or other non-recurring items of income or expense or gain or loss or any events, transactions or other circumstances that the Administrator deems relevant in light of the nature of the Performance Goals set for the Participant or the assumptions made by the Administrator regarding such goals.

Performance Cycle means the period selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

Plan means this Majesco Entertainment Company Amended and Restated 2004 Employee, Director and Consultant Incentive Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Appreciation Right means the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise) over the purchase price of a share of Common Stock on the date a stock appreciation right is granted.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Cash Award or Stock Right by will or by the laws of descent and distribution.

2.    PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants, Stock-Based Awards and Cash Awards.

3.    SHARES SUBJECT TO THE PLAN.

(a)	The number of Shares which may be issued from time to time pursuant to this Plan shall be 7,642,857, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any future stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan.

(b)	The grant of any Stock Right other than an Option or a Stock Appreciation Right shall for purposes of Paragraph 3(a), reduce the number of Shares available for issuance under this Plan by 1.3 Shares for each such Share actually subject to the Stock Right and shall be deemed for purposes of this Paragraph 3, as a Stock Right of 1.3 Shares for each such Share actually subject to the Stock Right. The grant of an Option or a Stock Appreciation Right shall be deemed for purposes of this Paragraph 3, as a Stock Right for one Share for each such Share actually subject to the Stock Right. Notwithstanding the foregoing, Stock Appreciation Rights to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right.

(c)	If an Option ceases to be ‘‘outstanding’’, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan and in accordance with the provision of Paragraph 3(b) above. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued and any Stock Appreciation Right to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right.

4.    ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and Cash Awards and make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights and Cash Awards;

c.	Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year. Determine the amount of any Cash Award, provided, however the maximum payment which may become payable to a Participant with respect to a Cash Award in any calendar year is $2,000,000.

d.	Specify the terms and conditions upon which Stock Rights and Cash Awards may be granted; and

e.	Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Cash Awards, Stock Rights or Shares issuable pursuant to a Stock Right.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Cash Award or Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

5.    ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right or Cash Award is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right or Cash Award to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right or Cash Award shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right or Cash Award. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants, Stock-Based Awards and Cash Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right or Cash Award to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of any Stock Right or Cash Award.

6.    TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A.	Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a.	Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

b.	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains;

c.	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events including, but not limited to, the Performance Goals; and

d.	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e.	Each Non-Qualified Option shall terminate not more than seven years from the date of the grant or at such earlier time as the Option Agreement may provide.

B.	ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

b.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

c.	Term of Option: For Participants who own:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than seven years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d.	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.    TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)	Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)	Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue including, but not limited to, the attainment of any Performance Goals, and the purchase price therefor, if any.

8.    TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions including, but not limited to, the Performance Goals, the grant of securities convertible into Shares and the grant of Stock Appreciation Rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Notwithstanding the foregoing, each Stock Appreciation Right shall (i) have a purchase price which shall not be less than the Fair Market Value per Share of Common Stock and (ii) terminate not more than seven years from the date of the grant or at such earlier time as the Agreement therefor may provide.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the ‘‘Requirements’’), to the extent applicable, and be operated in accordance with such Requirements so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.    TERMS AND CONDITIONS OF CASH AWARDS.

The Administrator is authorized, subject to limitations under applicable law, to grant to any Participant a Cash Award, including as a short-term incentive bonus award, whether awarded separately or as a supplement to any Stock Right. The Administrator shall determine the terms and conditions of such Cash Awards. The Administrator acting in its absolute discretion may make Cash Awards subject to one or more Performance Goals that the Administrator deems appropriate for Participants generally or for a Participant in particular, and shall establish the Performance Cycle for satisfying the same. If the Cash Award is a short-term incentive bonus that is intended to qualify as ‘‘performance-based compensation’’ under Section 162(m) of the Code, the right to receive such Cash Award shall be conditional upon the achievement of objective Performance Goals that have been established by the Administrator in writing not later than the earlier of (i) 90 days after the beginning of a Performance Cycle and (ii) the date by which no more than 25% of a Performance Cycle has elapsed.

The Administrator shall certify in writing the extent, if any, to which the Performance Goals for a Performance Cycle of a short-term incentive bonus that is intended to qualify as ‘‘performance-based compensation’’ under Section 162(m) of the Code have been met and shall determine the Cash Award payable to a Participant based on the extent to which he or she met his or her Performance Goals. If the Administrator certifies that a Cash Award is payable to a Participant for any Performance Cycle, such Cash Award shall be paid as soon as practical after such certification has been made, but in no event later than 2½ months after the end of the calendar year in which the Performance Cycle ends. However, to the extent permitted by applicable law, no Participant shall have a nonforfeitable right to the payment of a bonus for any Performance Cycle if his or her employment with the Company has terminated for any reason whatsoever (other than death, Disability or retirement) before the date the bonus actually is paid. It is intended that a Cash Award be exempt from the application of Section 409A of the Code as a ‘‘short-term deferral.’’

10.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes ‘‘reasonably promptly,’’ it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or ‘‘blue sky’’ laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 28) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a ‘‘modification’’ of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

11.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal note, for full or partial recourse as determined by the Administrator, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes ‘‘reasonably promptly,’’ it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or ‘‘blue sky’’ laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall only be made after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant including, but not limited to, pursuant to Section 409A of the Code.

12.    RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

13.    ASSIGNABILITY AND TRANSFERABILITY.

By its terms, a Cash Award or Stock Right granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution. The designation of a beneficiary of a Cash Award or Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Cash Award or Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Cash Award or Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Cash Award or Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN ‘‘FOR CAUSE’’ OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination ‘‘for cause’’, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.	Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.	The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d.	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute ‘‘cause’’, then such Participant shall forthwith cease to have any right to exercise any Option.

e.	A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided however that for ISOs any leave of absence granted by the Administrator of greater than ninety days unless pursuant to a contract or statute that guarantees the right to reemployment shall cause such ISO to become a Non-Qualified Option.

f.	Except as required by law or as set forth in a Participant’s Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

15.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE ‘‘FOR CAUSE’’.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated ‘‘for cause’’ prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated ‘‘for cause’’ will immediately be forfeited.

b.	For purposes of this Plan, ‘‘cause’’ shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of ‘‘cause’’ will be conclusive on the Participant and the Company.

c.	‘‘Cause’’ is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of ‘‘cause’’ occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute ‘‘cause’’, then the right to exercise any Option is forfeited.

d.	Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of ‘‘cause’’ for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

16.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b.	In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b.	In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or Stock-Based Award, such offer shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or Stock-Based Award has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN ‘‘FOR CAUSE’’ OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination ‘‘for cause,’’ Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

20.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE ‘‘FOR CAUSE’’.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated ‘‘for cause’’:

a.	All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

b.	For purposes of this Plan, ‘‘cause’’ shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of ‘‘cause’’ will be conclusive on the Participant and the Company.

c.	‘‘Cause’’ is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of ‘‘cause’’ occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute ‘‘cause,’’ then the Company’s right to repurchase all of such Participant’s Shares shall apply.

d.	Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of ‘‘cause’’ for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

21.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the ‘‘1933 Act’’), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.	The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

‘‘The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.’’

b.	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

24.    DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Cash Awards or Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.    ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

A.    Stock Dividends and Stock Splits.    If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3 and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B.    Corporate Transactions.    If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a ‘‘Corporate Transaction’’), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the ‘‘Successor Board’’), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, or, upon a change of control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

C.    Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D.    Adjustments to Cash Awards and Stock-Based Awards.    Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Cash Award and Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25 and, subject to Paragraph 4, its determination shall be conclusive.

E.    Modification of Options.    Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a ‘‘modification’’ of any ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such ‘‘modification’’ on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6B(d).

26.    ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.    FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.    CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.    WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (‘‘F.I.C.A.’’) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Cash Award or Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 30) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.    NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.    TERMINATION OF THE PLAN.

The Plan will terminate on February 13, 2014, the date which is ten years from the earlier of the date of its initial adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

32.    AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Cash Award or Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Notwithstanding the foregoing, the Administrator shall not allow either (a) the cancellation of outstanding Options or Stock Appreciation Rights and the grant in substitution therefore of new Stock Rights having a lower exercise price or (b) the amendment of outstanding Options or Stock Appreciation Rights to reduce the exercise price thereof without shareholder approval.

33.    EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.    GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

MAJESCO ENTERTAINMENT COMPANY
160 Raritan Center Parkway
Edison, New Jersey 08837
(732) 225-8910

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

June 11, 2007

THE BOARD OF DIRECTORS OF MAJESCO ENTERTAINMENT COMPANY SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Stockholders to be held on June 11, 2007 at Majesco’s offices located at 160 Raritan Center Parkway, Edison, New Jersey 08837, and hereby appoints John Gross, our Executive Vice President and Chief Financial Officer, and Adam Sultan, our General Counsel and Senior Vice President, Business and Legal Affairs, with full power to act alone, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Majesco Entertainment Company registered in the name provided in this Proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1, 2 and 3.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

1.    Election of Class II Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

Proposal to elect nominees:

Laurence Aronson	FOR	WITHHOLD VOTE
Mark Stewart	FOR	WITHHOLD VOTE

2.    To approve an amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the aggregate number of shares available for issuance under our plan from 6,142,857 shares to 7,642,857 shares.

FOR	AGAINST	ABSTAIN

3.    To ratify the appointment of Goldstein Golub Kessler LLP as our independent public accountants for the fiscal year ending October 31, 2007.

FOR	AGAINST	ABSTAIN

    Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:______________________________________Date______________

Signature:______________________________________Date______________

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!